March 6, 2023

Supplement

SUPPLEMENT DATED MARCH 6, 2023 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF

Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2023
Morgan Stanley Mortgage Securities Trust, dated February 28, 2023
Global Fixed Income Opportunities Fund, dated February 28, 2023
(the "Funds")

Effective April 28, 2023, the Funds will expand the share classes eligible for inclusion in the Funds' right of accumulation policy. For purchases of Class A shares, the right of accumulation policy currently provides that investors may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of a Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the applicable Prospectus) as of the date of the transaction as well as Class A, Class L and Class C shares of certain other Morgan Stanley Funds already held in Related Accounts as of the date of the transaction, equals or exceeds the amount specified for such Fund in each applicable Summary Prospectus and Prospectus. Under the current right of accumulation policy, holdings of certain Morgan Stanley Funds are excluded. Please refer to the applicable Prospectus and Summary Prospectus for more information.

Accordingly, effective April 28, 2023, your sales charge may be reduced if you invest the cumulative dollar amount required to receive a sales charge discount for purchases of Class A shares of a Fund in a single transaction, calculated as follows: the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any shares of the Fund and any other Morgan Stanley Multi-Class Fund (as defined in the applicable Prospectus) held in Related Accounts (as defined in the applicable Prospectus) as of the transaction date. For purposes of this calculation, holdings of the following Morgan Stanley Funds are excluded: Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios and Morgan Stanley Money Market Funds (as defined in the applicable Prospectus). Shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange of shares of the Fund or shares of another Morgan Stanley Multi-Class Fund (other than Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) are included in the Class A share right of accumulation.

Corresponding modifications are made to each Summary Prospectus and Prospectus as of April 28, 2023. The cumulative dollar amount required to receive a sales charge discount for purchases of Class A shares of a Fund remains unchanged.

More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in each Prospectus and Appendix A thereto. The sales charge waivers (and discounts) available through certain other financial intermediaries may differ from those available for purchases made directly from a Fund (or the Funds' distributor).

Please retain this supplement for future reference.

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